Global Atlantic Portfolios

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

(the “Portfolio”)

(a series of Forethought Variable Insurance Trust)

Class II Shares

Supplement dated November 24, 2020

to the Summary Prospectus

dated April 30, 2020, as supplemented to date (the “Summary Prospectus”)

Effective immediately, Matthew Schwab will no longer serve as a portfolio manager of the Portfolio. Accordingly, effective immediately, all references to Mr. Schwab in the Summary Prospectus are deleted in their entirety. Oliver Bunn and Federico Gilly continue to serve as portfolio managers for the Portfolio.

This Supplement and the Summary Prospectuses, Prospectus, and SAI provide information that you should know before investing in a Portfolio. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-355-1820.

Please retain this Supplement for future reference.

FVIT-1056_112420